Exhibit 10.10

                            Phelps Dodge Corporation
                         1997 Directors Stock Unit Plan
                         ------------------------------



Section 1.  Purpose
-------------------

                  The Plan is intended to attract, retain and motivate the best qualified directors for the benefit of the Corporation and its shareholders and to provide such directors an economic interest in Common Shares (the "Common Shares") thereby enhancing a long-term mutuality of interest between such directors and shareholders.

Section 2.  Definitions
-----------------------

                  When used in this Plan, the following terms shall have the definitions set forth in this Section: "Board" shall mean the Board of Directors of the Corporation.

                  "Change in Control" shall mean (i) the occurrence of any merger, consolidation, sale of assets, liquidation or reorganization (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in its outstanding stock being converted into or exchanged for different securities, cash or other property, or any combination thereof) which has been approved by Corporation's stockholders holding at least 50% of the voting stock, or (ii) the first purchase of Common Shares pursuant to a tender or exchange offer (other than an offer by the Corporation any of its subsidiaries, any employee benefit plan maintained by the Corporation, or any of its subsidiaries).

                  "Committee"  shall  mean the  Committee  on  Directors  of the
Board.
                  "Common   Shares"   shall  mean  the  Common   Shares  of  the
Corporation.
                  "Corporation" shall mean Phelps Dodge Corporation.
                  "Director" shall mean any member of the Board regardless of whether an Eligible Director.

                  "Disability" shall mean the inability of an Eligible Director to perform his or her duties for a period of at least 180 days due to mental or physical infirmity, as determined by the Corporation's policies.

                  "Eligible Director" shall mean a Director who is not an employee of the Corporation or any Subsidiary.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Fair Market Value" shall mean the average of high and low prices of a Common Share on the New York Stock Exchange on the date of determination or, if no sale of Common Shares is recorded on such date, then on the next preceding day on which there was such a sale.

                  "Grant" shall mean a grant of Units under Section 4.

                  "Subsidiary" shall mean any entity of which the Corporation possesses directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock of such entity.

                  "Termination" shall mean any termination (whether voluntary or involuntary) of an Eligible Director's service as a Director.

                  "Unit" shall mean a contractual obligation of the Corporation to deliver a Common Share or pay cash based on the Fair Market Value of a Common Share to an Eligible Director or the beneficiary or estate of such Eligible Director as provided herein.

Section 3.  Units
-----------------

                  (a) Unit Awards. On each January 1 during the term of the Plan, each Eligible Director serving as a Director on such date who has been a Director continuously since the prior November 15 shall be awarded 300 Units.

                  (b) Delivery of Common Shares. Subject to the satisfaction of the vesting requirements set forth in Section 4 and except as provided in (c) and (d) below, all Common Shares that are subject to Units credited to an Eligible Director shall be delivered to such Eligible Director and transferred on the books of the Company as of the effective date of such Director's Termination.

                  (c) Payment Upon Death. In the event of the death of an Eligible Director prior to full satisfaction of the Eligible Director's rights with respect to his or her Units, the Corporation shall pay to the beneficiary designated by the Eligible Director on a form provided by the Corporation, or, in the absence of such designation, to the Eligible Director's estate, cash in an aggregate amount equal to the product of (i) the number of Units standing to such Eligible Director's credit at the time of Termination multiplied by (ii) the Fair Market Value of the date of Termination.

                  (d) Change in Control. Notwithstanding the foregoing, upon the occurrence of a Change in Control, the Corporation shall pay an Eligible Director (or, in the event of the death of an Eligible Director following a Change in Control, the beneficiary or estate determined pursuant to (c) above), not later than 30 days after the Change in Control occurs, cash in an aggregate amount equal to the product of (i) the number of Units credited to such Eligible Director at the time of the Change in Control multiplied by (ii) the Fair Market Value on the date of the Change in Control.

                  (e) Satisfaction of Corporation's Obligation. Upon the delivery of a Common Share (or the payment of cash with respect to a whole or fractional Common Share) pursuant to the Plan, the corresponding Unit (or fraction thereof) shall be canceled and be of no further force or effect.

                  (f) Dividend Equivalents. Whenever a dividend other than a dividend payable in the form of the Corporation's Common Shares is declared with respect to the Corporation's Common Shares, the number of Units credited to an Eligible Director shall be increased by the number of Units determined by dividing (i) the product of (A) the number of Units standing to such Eligible Director's credit on the related dividend record date and (B) the amount of any cash dividend declared by the Corporation on a Common Share (or, in the case of any dividend distributable in property other than Common Shares, the per share value of such dividend, as determined by the Corporation for purposes of income tax reporting) by (ii) the Fair Market Value on the related dividend payment date. In the case of any dividend declared on the Corporation's Common Shares which is payable in Common Shares, each Eligible Director shall be credited with an additional number of Units equal to the product of (i) the number of Units standing to such Eligible Director's credit on the related dividend record date and (ii) the number of Common Shares (including any fraction thereof) distributable as a dividend on a Common Share.

Section 4. Vesting
-------------------

                  (a) Vesting Schedule. One half of the Units awarded each year pursuant to Section 3 (150 Units) will be vested as of the date of Grant. The remainder of the Units awarded each year (150 Units) will vest on the day after the Annual Meeting of Shareholders for such year provided that, the Eligible Director is serving as a Director on such date. Except as otherwise provided in
(b) below, any unvested Units credited to an Eligible Director as of such Eligible Director's Termination shall be immediately canceled.

                  (b) Vesting upon Change in Control, Death or Disability. In the event of a Change in Control, or an Eligible Director's Termination as a result of death or Disability, all Units credited to an Eligible Director pursuant to this Plan shall be immediately vested.

Section 5.  Adjustment for Corporate Transactions
-------------------------------------------------

                  In the event that any recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Shares at a price substantially below fair market value, or other similar event affects the Common Shares such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under the Plan, then the Board shall adjust the number and kind of shares which thereafter may be awarded under the Plan and the number of Units to be granted annually to each Eligible Director under the Plan.

Section 6.  Administration
--------------------------

                  The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to determine the terms and provisions of the awards made pursuant to the Plan and to make all other determinations necessary or advisable for the administration of the Plan provided, however, that the Plan shall be administered such that the transactions contemplated hereunder will continue to qualify for the exemptive relief available under Rule 16b-3 of the Exchange Act.

Section 7.  Amendment and Termination
-------------------------------------

                  The Board may suspend, revise, amend or discontinue the Plan at any time; provided that, no such action may materially and adversely affect any rights of an Eligible Director under any Grant made pursuant to the Plan without such Director's consent. Unless the Board otherwise specifies at the time of such termination, a termination of the Plan will not result in a distribution with respect to the Units then credited to an Eligible Director under the Plan.

Section 8. Effective Date of the Plan
--------------------------------------

                  The Plan shall be effective as of January 1, 1997, and shall terminate as of December 31, 2006, unless extended by the Board or terminated at an earlier date pursuant to Section 7 of the Plan.

Section 9.  Governing Law
-------------------------

                  The Plan shall be construed in all respects under the laws of the State of New York.

Section 10. General Provisions
------------------------------

                  (a) Nontransferable Grants. Grants made under the Plan may not be assigned or transferred, in whole or in part, either directly or by operation of law (except in the event of an Eligible Director's death by will or applicable laws of descent and distribution), including, but not by way of limitation, by execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Eligible Director in the Plan shall be subject to any obligation or liability of such Eligible Director.

                  (b) No Right to Serve as a Director. The Plan shall not impose any obligations on the Corporation to retain any Eligible Director as a Director nor shall it impose any obligation on the part of any Eligible Director to remain as a Director of the Corporation.

                  (c) No Right to Particular Assets. Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Corporation and any Eligible Director, the executor, administrator or other personal representative or designated beneficiary of such Eligible Director, or any other persons. Any reserves that may be established by the Corporation in connection with Units granted under the Plan shall continue to be treated as the assets of the Corporation for Federal income tax purposes and remain subject to the claims of the Corporation's creditors. To the extent that any Eligible Director or the executor, administrator, or other personal representative of such Eligible Director, acquires a right to receive any payment from the Corporation pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation.

                  (d) No Rights as Shareholder. An Eligible Director shall have no rights as a shareholder of the Corporation with respect to any Units granted pursuant to the Plan unless and until Common Shares are delivered pursuant to
Section 3 above.

                  (e) Limitations on Liability. Neither the establishment of the Plan nor any modifications thereof nor the creation of any account under the Plan nor the payment of any benefits shall be construed as giving to any participant or other person any legal or equitable right against the Corporation (or any person connected therewith) except as provided by law or any Plan provision. In no event shall the Corporation or any person connected therewith be liable to any person for the failure of any participant or other person to be entitled to any particular tax consequences with respect to the Plan or any contribution thereto or any distributions therefrom.

                  (f) Non-Exclusivity. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable.

                  (g) No Limit on Corporate Action. The existence of the Plan and the Units granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Corporation or any sale or transfer of all or part of its assets or business, or any other corporate act or proceeding.

                  (h) Listing of Common Shares and Related Matters. If at any time the Board shall determine in its discretion that the listing, registration or qualification of the Common Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the delivery of Common Shares under the Plan, no Common Shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

                  (i) Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provision had not been included.

                  (j) Incapacity. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge any liability or obligation of the Board, the Corporation and all other parties with respect thereto.

                  (k) Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.